Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc.

Supplement dated September 14, 2017 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2017

This supplement amends the Summary Prospectus, Prospectus, SAI, and Part C for Bridges Investment Fund, Inc. (the “Fund”) dated April 30, 2017.

In accordance with the terms of an agreement entered into by Bridges Investment Management, Inc. (the “Adviser” or "BIM") and Bridges Holding Company (“BHC”), effective July 31, 2017 (the "Closing Date"), BHC acquired  100% of the equity of the Adviser (the “Transaction”).  BHC is a recently formed holding company, owned primarily by MGI Holdings, Inc. ("MGI"), a subsidiary of the McCarthy Group, LLC, an Omaha-based financial services company ("MGL").  Upon the closing of the Transaction, Edson (Ted) L. Bridges III and Robert Bridges collectively own 13.57% of BHC.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser’s ownership change resulted in an “assignment” of the existing investment advisory agreement between the Adviser and the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.

In anticipation of the Transaction, at an in-person special meeting of the Board of Directors of the Fund (the “Board”) held on April 18, 2017, the Board approved a new investment advisory agreement ("New Advisory Agreement") between the Adviser and the Fund, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with the Adviser.  Shareholders of the Fund approved the new investment advisory agreement at a special meeting of shareholders held June 23, 2017.   Following the Closing Date of the Transaction, the Adviser continues to serve as the investment adviser to the Fund, and the Fund’s current portfolio management team continues to manage the Fund pursuant to the Fund’s existing strategy and guidelines.

The following disclosures in the Prospectus, SAI, and Part C hereby are revised to reflect the closing of the Transaction:

Prospectus

Page 8 – "MANAGEMENT OF THE FUND – Investment Adviser" – the second paragraph is replaced with the following:

BIM has served as the Fund’s investment adviser since April 2004 when it replaced Bridges Investment Counsel, Inc. (“BIC”), which managed the Fund since its inception in 1963.  BIC and BIM were affiliated entities until the Closing Date of the Transaction.  Edson L. Bridges III, who has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, is now the Chairman and Chief Executive Officer of BIM.

Page 8 – "MANAGEMENT OF THE FUND – Investment Adviser" – the fourth paragraph is replaced with the following:

At a meeting held on April 18, 2017, five of the six independent directors of the Fund were present and met in person and after deliberation outside the presence of and without participation by other directors or BIM officers, considered and approved the New Advisory Agreement and recommended approval of the New Advisory Agreement to the full Board.  Also at that meeting,  the Board met in person and considered and approved the New Advisory Agreement between the Fund and the Adviser. A discussion regarding the Board's basis for approval is available in the Fund's definitive proxy statement filed with the SEC on May 16, 2017.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Pages 11 - 13  – "MANAGEMENT OF THE FUND" – the tables titled "Non-Interested Directors/Independent Directors" and "Interested Directors" are replaced with the following:

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Non-Interested/Independent Directors
Daniel J. Brabec Age 58	Director	One Year; Since 2015	1	Director of Spectrum Financial Services, Inc., a financial services company, since 1999 and has served as Vice President, Secretary and Treasurer since 2000.	Spectrum Financial Services, Inc.
Nathan Phillips Dodge III Age: 54	Director	One Year; Since 2010	1	President, N.P. Dodge Company, commercial and residential real estate brokerage, 2014 – present; Executive Vice President, N.P. Dodge Company, 1993 - 2014.	Lauritzen Corp.; First State Bank of Loomis
Adam M. Koslosky Age: 60	Director Vice Chairman	One Year; Since 2007 One Year Since 2016	1
General Partner, Mack Investments, Ltd., a privately held investment and development company, 1999- present; Tax Matters Partner and Manager, Tri Stone Property Group, LLC, a privately held investment and development company, 2012 - present; Vice Chairman, and Chief Executive Officer, Magnolia Metal Corporation, a bronze bearing manufacturer, 2014-2015, President and Chief Executive Officer Magnolia Metal Corporation 1985 - 2014.

					Nebraska Methodist Hospital Foundation

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years	Other Trusteeships / Directorships Held by Director During the Past Five Years(1)
Robert Slezak(2) Age: 60	Director Chairman	One Year; Since 2008 One Year; Since 2016	1	Independent management consultant, 1999-present.	United Western Bancorp, Inc.*(3); Pegasus Company
Kelly A. Walters Age: 56	Director	One Year; Since 2013	1
Partner with Kuehl Capital Holdings LLC, a financial advisory firm, 2015-present; CEO of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings and an asset management advisor 2016-present; President and CEO of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.), a hospitality real estate investment trust, 2009-2015.

					Condor Hospitality Trust, Inc.* (4)
Lyn Wallin Ziegenbein Age: 65	Director	One Year; Since 2013	1	Executive Director Emerita, Peter Kiewit Foundation, a private foundation, 2013-present; Executive Director, Peter Kiewit Foundation, 1983 – 2013.	Assurity Life Insurance Company; Federal Reserve Bank of Kansas City-Omaha Branch; Lamp Rynearson Engineering

* Indicates publicly traded company or SEC-registered investment company.
(1) To the extent not provided in this table, the principal business of each entity is provided in the individual director biographies on pages 7 to 9 of this Supplement.
(2) Mr. Slezak serves as the Lead Independent Director.
(3) Mr. Slezak currently is not a member of the board of directors of United Western Bancorp, Inc.  He resigned in 2013.
(4) Mr. Walters currently is not a member of the board of directors of Condor Hospitality Trust, Inc. He resigned in 2016.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During the Past Five Years(3)	Other Trusteeships / Directorships Held by Director During the Past Five Years(3)
Interested Directors
Edson (“Ted”) L. Bridges III, CFA(1) Age: 59	President Chief Executive Officer Chief Investment Officer Director	One Year; Since 1997 One Year; Since 2004 One Year; Since 2004 One Year; Since 1991	1
Chairman and Chief Executive Officer, 2017- present, and President, Chief Executive Officer and Director, Bridges Investment Management, Inc., 2000-2017; Chief Executive Officer and Director, 2017 – present, Bridges Holding Company; Executive Vice President, Bridges Investment Counsel, Inc., 1993-present; Chairman and Chief Executive Officer, 2017 – present, and Vice President and Chairman, Bridges Trust Company, 1992-2017; held various positions at Bridges Investor Services Inc., 1987-present, most recently Chairman; Managing Partner, Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, 2009-present.

					Bridges Investment Management, Inc.; Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Bridges Trust Company; Bridges Holding Company; Stratus Fund, Inc.*(1)
Robert W. Bridges, CFA(2) Age: 51	Director	One Year; Since 2007	1
Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC, 2014 – present;  Also has worked in various capacities for Sterling Capital Management from 1996-2014.
					Bridges Investment Counsel, Inc.; Bridges Trust Company; Bridges Holding Company

* Indicates publicly traded company or SEC-registered investment company.
(1) Ted Bridges is the son of Edson L. Bridges II and brother of Robert W. Bridges. Ted Bridges is an interested person because he is a director and officer of the Fund and a director and officer of the Fund’s investment adviser, BIM.  Mr. Bridges is no longer a director of Stratus Fund, which fund ceased to exist when it was terminated in June 2016.
(2) Robert W. Bridges is the son of Edson L. Bridges II and brother of Ted Bridges, both of whom are “affiliated persons” and “interested persons” of the Fund.  Because of these relationships, Robert W. Bridges is considered to be both an affiliated and interested person.
 (3) Bridges Trust Company ("Bridges Trust") was previously called Provident Trust Company ("PTC").  Effective July 31, 2017,  PTC changed its name in connection with the closing of the transaction with BHC.

 Pages 14 - 15  – "MANAGEMENT OF THE FUND" – the table titled "Officers" is replaced with the following:

Officers

The Fund’s officers, who are chosen by and accountable to the Board, handle the day-to-day operation of the Fund.  The following table is a list of the officers of the Fund, their age, business address and principal occupation during the past five years, length of service to the Fund, and the names of any entities other than the Fund where they hold a position on the board of directors.  The business address for the officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years(2)	Other Trusteeships / Directorships Held by Officer(3)
Edson L. Bridges II, CFA(1) Age: 85	Chairman Emeritus	One Year; Since 2006
President and Chief Compliance Officer, Bridges Investment Counsel, Inc.; President, Bridges Investor Services, Inc.; President until 2017, Bridges Trust Company; Continuity and Research Officer, 2017-present, and Facilitator until July 31, 2017, for Bridges Investment Management, Inc.; Co-Chairman , Bridges Holding Company

Bridges Investment Management, Inc.(4); Bridges Investment Counsel, Inc.; Bridges Investor Services, Inc.; Bridges Holding Company; N.P. Dodge Company; Airlite Plastics Company; Bridges Trust Company; Store Kraft Manufacturing Company; West Omaha Land & Cattle Company; Midwest Land and Livestock LLC

Nancy K. Dodge Age: 56	Treasurer Chief Compliance Officer	One Year; Since 1986 One Year: Since 2006
Vice President, Bridges Investment Management, Inc.; held various other positions at Bridges Investment Management, Inc. and Bridges Investment Counsel; Vice President and Trust Officer, Bridges Trust Company; held various positions at Bridges Investor Services, Inc.,  most recently Sr. Vice President.

Bridges Investor Services, Inc.

Name, Address (if applicable) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years(2)	Other Trusteeships / Directorships Held by Officer(3)
Brian Kirkpatrick, CFA Age: 46	Executive Vice President	One Year; Since 2006
Senior Vice President, Director of Research, Chief Compliance Officer and director of Bridges Investment Management, Inc.; held various positions with Bridges Investment Counsel, Inc., most recently Senior Vice President; Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management.

Bridges Investment Management, Inc.
Mary Ann Mason Age: 66	Secretary	One Year; Since 1987
Sr. Vice President Operations and Administration, Corporate Secretary and Treasurer, Bridges Investment Counsel, Inc.; Vice President, Secretary/Treasurer, Bridges Investment Management, Inc.; Director, Secretary, and Treasurer, Bridges Investor Services, Inc.; Vice President, Secretary & Treasurer, Bridges Trust Company

Bridges Investor Services, Inc.
Trinh Wu Age: 60	Controller	One Year; Since 2001
Senior Accountant, Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc.; Vice President, Accounting and Internal Audits for Bridges Trust Company and Vice President, Bridges Investor Services.

* Indicates publicly traded company or investment company.
(1) Edson L. Bridges II is the father of Ted Bridges and Robert W. Bridges. Mr. Bridges II is Chairman Emeritus of the Fund and until the Closing Date, was a director of the Fund’s investment adviser, BIM.
(2) Bridges Trust was previously called PTC, and effective July 31, 2017,  PTC changed its name in connection with the closing of the transaction with BHC.
(3) To the extent not provided in this table, the principal business of each entity is provided in the individual director biographies on pages 7 to 9 of this Supplement.
(4) Served in such position until the Closing Date of the Transaction.

 Pages 16 - 18  – the brief discussion of the experience, qualifications, attributes, and/or skills of the Board members of the Fund have been replaced with the following in the section titled  "MANAGEMENT OF THE FUND – Director Qualifications:"

Daniel J. Brabec has been a Director of Spectrum Financial Services, Inc. in Omaha, Nebraska since February 1999 and has served as Vice President, Secretary, and Treasurer since 2000.  He has directly managed real estate and commercial credit assets for a number of affiliates of Spectrum Financial Services, Inc. since January 2009.  Prior to that, he served as a Director of Great Western Bank, Omaha, Nebraska and was its Chief Executive Officer and President from 2001 until its sale in 2008, and served as Controller for Great Western Bancorporation in an interim role from 1999 to 2001.  He began his career in banking in 1985 joining Pioneer Bank, St Louis, Missouri after three years with Control Data Corporation and served as Executive Vice President, Security Officer, and Director of Rushmore Bank and Trust, Rapid City, South Dakota from 1993 to 1999.  Over the years, Mr. Brabec has served on the board of directors of the United Way of the Black Hills, The United Way of the Midlands, and the Nebraska Association of Bankers and as a Director and Officer for the Nebraska Chapters of Young Presidents Organization and World Presidents Organization.  Mr. Brabec holds a Bachelor’s Degree in Journalism from the University of Nebraska-Lincoln (1982), has completed the ABA’s Graduate School of Banking Program at the University of Colorado, and in June 2011, completed Columbia Business School’s Value Investing Executive Education Program.  Mr. Brabec has more than 25 years of experience in the community banking industry and has had a key leadership role in various companies during his career.  Because of these positions and his experience, Mr. Brabec contributes substantial business, corporate governance, and leadership experience.

Edson (“Ted”) L. Bridges III, CFA, has been a full-time member of the professional staff of BIC since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for over ten years. Mr. Bridges was elected President of the Fund on April 11, 1997, and became Chief Executive Officer on April 13, 2004. Mr. Bridges has been Executive Vice President of BIC since February 1993, as well as a Director.  Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc., Chairman and Chief Executive Officer of Bridges Trust, and Chief Executive Officer of Bridges Holding Company, as well as the Managing Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management since 2009. From December 2000 until the Closing Date, Mr. Bridges was President, Chief Executive Officer, and Director of BIM.  Since July 31, 2017, Mr. Bridges has been the Chairman and Chief Executive Officer of BIM. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and was Chairman of the Audit Committee of the Stratus Fund. He served in those positions until June 2016, when that fund ceased to exist and was terminated.  Mr. Bridges brings to the Board an understanding of the Fund’s history, business, and operations attributed to his long-standing commitment to, management of, and involvement with the Fund for more than 30 years, as well as his experience as a director of another investment company.  Because of these positions, Mr. Bridges also provides the Board with an important insider perspective and management’s point-of-view about various aspects of the Fund’s business operations and strategies.

Robert W. Bridges, CFA, is an Executive Director, Portfolio Manager, and Co-Head of Behavioral Finance at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance and from 2000 to 2014, served as Director and Senior Equity Analyst. Mr. Bridges has been a Director of BIC since December 2006. Prior to joining Sterling, Mr. Bridges served in accounting, research analysis, and several other roles for BIC for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.  Mr. Bridges brings over 25 years’ experience in the investment company industry, and historical knowledge of management and operations of the Fund.  Through his experiences, Mr. Bridges also is experienced with financial, accounting, regulatory, compliance, and investment matters.

Nathan Phillips Dodge III is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage in the area of Omaha, Nebraska since April 2014, and served as Executive Vice President prior to that time. Mr. Dodge has worked at N.P. Dodge Company since October, 1993.  After earning his BA in economics at Tufts University, Mr. Dodge held the following positions at the Federal National Mortgage Association in Washington, D.C.:  Senior Housing Analyst, Senior Training Analyst, and Rural Product Manager. He helped develop, market, and manage various loan programs for Fannie Mae. Mr. Dodge is active in local civic organizations and has served as a director on a number of boards. Mr. Dodge is a member of the board of directors of Lauritzen Corp., a bank holding company, and First State Bank of Loomis, a bank located in Nebraska. Mr. Dodge possesses overall board experience, administrative competence, executive experience and leadership skills.  As a result of these experiences, Mr. Dodge contributes a broad perspective of our community and leadership skills.

Adam M. Koslosky was elected Vice Chairman of the Board on October 14, 2016.  Mr. Koslosky served as the Vice Chairman and Chief Executive Officer of Magnolia Metal Corporation until 2015. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha, Nebraska. Prior to that, Mr. Koslosky served as President and Chief Executive Officer from 1985 – 2014 and commenced his career with Magnolia Metal Corporation in 1978 as Controller and Treasurer. Mr. Koslosky also is a general partner of Mack Investments, Ltd., and Tax Matters Partner and Manager of Tri Stone Property Group, LLC, both privately held investment and development companies located in Omaha, Nebraska. He has been a Director of Nebraska Methodist Hospital Foundation, a foundation focused on health care and health care education, since 1993.  Mr. Koslosky earned a BS in finance from Virginia Polytechnical Institute and State University (Virginia Tech) and has over 38 years of experience as an executive, providing him with broad leadership, organizational, and executive level management skills. Mr. Koslosky also has significant knowledge and experience in financial management, accounting processes, and corporate governance, derived in part, from his experience with a private investment company.  From these experiences, he contributes substantial accounting and financial expertise and sophistication and experience with regulatory and investment matters.

Robert T. Slezak was elected Chairman of the Board on October 14, 2016.  Prior to that, Mr. Slezak served as Vice Chairman of the Board since 2012.  Mr. Slezak is currently an independent management consultant and has been since November 1999.  Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer, and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a Director from October 1996 to September 2002.  Mr. Slezak currently serves as a member of the board of directors of Pegasus Company, a developer of solar power projects and formerly served as a member of the board of directors of United Western Bancorp, Inc., a bank holding company, until his resignation in 2013.  Mr. Slezak has several years of experience as a financial officer of a publicly traded company and as a board member of publicly traded companies. From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Kelly A. Walters is currently a partner with Kuehl Capital Holdings LLC, a financial advisory firm, and the Chief Executive Officer of Quarter Circle Capital, an affiliate of Kuehl Capital Holdings, and an asset management advisor, since 2016.  Prior to those positions, Mr. Walters was the President and Chief Executive Officer (“CEO”) of Condor Hospitality Trust, Inc. (formerly Supertel Hospitality, Inc.) (“Condor”), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska from April 2009 through February 2015. He also served as a member of the board of directors of Condor from April 2010 to March 2016.  Prior to joining Condor, Mr. Walters was the Senior Vice President of Capital Markets at Investors Real Estate Trust (“IRET”) from October 2006 to March 2009.  Prior to IRET, Mr. Walters was a Senior Vice President and Chief Investment Officer of Magnum Resources, Inc. (“Magnum”), a privately held real estate investment and operating company, from 1996 to 2006.  Prior to Magnum, Mr. Walters was a Deputy Manager of Brown Brothers Harriman from 1993 to 1996, an Investment Manager at Peter Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper, Jaffrey and Hopwood from 1983 to 1985.  Mr. Walters earned his undergraduate degree in banking and finance from the University of Nebraska at Omaha, and his MBA from the University of Nebraska at Omaha.  Mr. Walters has 34 years of experience in the investment industry, including over 20 years in senior and executive level positions.  From his positions, Mr. Walters has an extensive knowledge of investments, corporate governance and leadership experience.  From these experiences, he contributes to the Board substantial accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.

Lyn Wallin Ziegenbein is an attorney and currently serves as the Executive Director Emerita of the Peter Kiewit Foundation, a private foundation awarding charitable grants throughout Nebraska and portions of Iowa and Wyoming, since April 2013 and prior to that, served as the Executive Director of the Peter Kiewit Foundation since March, 1983.  Ms. Wallin Ziegenbein has served on the board of directors of Assurity Life Insurance Company, an insurance organization in Lincoln, Nebraska, since 1984 and serves on the board of directors of Lamp Rynearson Engineering, a civil engineering survey, planning and consulting firm.  Previously, Ms. Wallin Ziegenbein served on the Federal Reserve Bank of Kansas City’s Omaha Branch Board of Directors from 2006 to 2011.  Ms. Wallin Ziegenbein’s prior experience also includes serving as a director of Norwest Bank Nebraska and Lincoln Telephone and Telegraph.  Ms. Wallin Ziegenbein also served as an Assistant United States Attorney for Nebraska from 1978 to 1982.  Ms. Wallin Ziegenbein earned her undergraduate degree in journalism from the University of Kansas and her law degree from Creighton University.  Ms. Wallin Ziegenbein has over 34 years of experience as an executive and a director, and from these experiences contributes to the Board’s accounting and financial expertise and sophistication and experience with regulatory and corporate governance matters.  During the past seven years, Ms. Wallin Ziegenbein has had primary responsibility of acquiring approximately 30 acres of blighted inner-city property for rejuvenation through a charitable partnership.  This work has further strengthened her analytical skills of financial transactions.

 Page 19, the paragraph under  "MANAGEMENT OF THE FUND – Director Interest in Adviser or Affiliates" is replaced in its entirety with the following:

Director Interest in Adviser or Affiliates

As of December 31, 2016, neither the directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, own securities beneficially or of record in the Adviser or any affiliate of the Adviser or in MGI or MGL or any of their affiliates.  Accordingly, as of December 31, 2016, neither the directors, who are not “interested persons” of the Fund, as that term is defined in the 1940 Act, nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of their affiliates or in MGI or MGL or any of their affiliates and have not had such an interest during the past five years and are not currently proposed.  Upon the closing of the Transaction, Ted Bridges and Robert Bridges collectively own 13.57% of BHC.

Michael C. Meyer, a former Fund director, is the Operating Partner of McCarthy Partners Management, LLC (“McCarthy Partners”) and has served in that position since 2013.  McCarthy Partners is affiliated with BHC, MGL and MGI.  Mr. Meyer served as a Fund director from 2008 -  2016, including as Chairman and Lead Independent Director from 2012 – 2016.  He resigned from the Fund Board in October 2016 prior to the parties commencing negotiations regarding a potential transaction. Mr. Meyer currently owns 4,834 shares of the Fund.

Page 20, the last sentence of footnote (1) under the Director Officer Compensation table should be deleted in its entirety and replaced with the following:

Robert W. Bridges is not otherwise an officer of the Fund or an employee, officer or director of the Adviser.

 Page 21, the disclosure under  "MANAGEMENT OF THE FUND – Principal Holders of the Fund" is replaced in its entirety with the following:

As of the close of business on August 25, 2017, Bridges Trust, located at 256 Dunham Plaza, 8401 W. Dodge Road, Omaha, NE 68114, was the only person or entity which was the record owner of 5% or more of the Fund’s outstanding shares and owned 58.53%, representing 231 beneficial owner accounts.  To the knowledge of the Fund, there were no beneficial owners of 5% or more of the Fund’s outstanding shares.

Bridges Trust is managed by personnel of BIM.  Bridges Trust holds shares of the Fund for its customers and does not own any shares of the Fund as principal.  Fund shares held by Bridges Trust as custodian or agent are voted and controlled by the Bridges Trust customer and as such will be voted by the Bridges Trust customer.  Bridges Trust acts as trustee or co-trustee for certain accounts and may vote Fund shares in that capacity.  Bridges Trust’s practice is to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such practice is administratively feasible and legally possible.  When Bridges Trust does vote Fund shares, an officer of Bridges Trust who is not an employee of Bridges Trust, the Adviser, or the Fund, may vote proxies for customers where an independent point of view and the avoidance of a conflict of interest are important considerations.  Fund Directors Ted Bridges and Robert W. Bridges and Fund Officer Edson L. Bridges II are also directors of Bridges Trust, BIM, and/or BHC.

PTC (now known as Bridges Trust) was a party to an agreement with BHC, under the terms of which BHC acquired 100% of the equity of PTC (the “PTC Transaction”).  The Transaction in which BHC acquires 100% of the equity of BIM was conditioned upon the concurrent closing of the PTC Transaction.  Closing of the PTC Transaction also occurred on July 31, 2017.

 Page 21, the first paragraph under  "MANAGEMENT OF THE FUND – Investment Adviser and Administrator" is replaced in its entirety with the following:

Investment Adviser and Administrator

Bridges Investment Management, Inc., 8401 West Dodge Road, Omaha, Nebraska, 68114, provides investment advice to the Fund.  The Adviser was organized as a Nebraska corporation in 1994 and registered with the SEC as an investment adviser in December 1999.  Effective since the Closing Date of the Transaction,  BHC owns 100% of the equity of the Adviser.   BHC is a newly formed holding company, which is owned primarily by MGI, a subsidiary of the MGL.  The voting trust agreement previously in place between BIM and BIC were terminated on the Closing Date.

 Page 23, the first sentence of the fourth paragraph under  "MANAGEMENT OF THE FUND – Portfolio Manager" is replaced in its entirety with the following:

As of the Closing Date of the Transaction, the compensation Mr. Bridges III and Mr. Kirkpatrick receive is paid directly by the Adviser and is not paid by the Fund.

Part C OTHER INFORMATION

Item 31 (Business and Other Connections of Investment Adviser) is replaced in its entirety with the following:

Item 31.                 Business and Other Connections of Investment Adviser

Mr. Edson L. Bridges III is the Chairman and Chief Executive Officer of Bridges Investment Management, Inc. and a Director of that company and previously served as President.  Mr. Bridges III is President and Chief Executive and Investment Officer and Director of Bridges Investment Fund, Inc. and Chairman and Director of Bridges Investor Services, Inc.  Mr. Bridges III has a principal profession of investment counseling.  During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal Business Address	Position with Business or Activity

Bridges Investment Counsel, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	Executive Vice President, Director

Bridges Trust Company (f/k/a Provident Trust Company) 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	Chairman and Chief Executive Officer since July 31, 2017 and previously Senior Vice President, Trust Officer, Trust Investment Officer and Director

Stratus Fund, Inc. 6811 So. 27th St. Lincoln, Nebraska 68512	Director, Chairman of Audit Committee (1990 – 2016)

Modern Portfolio Consultants Company d/b/a MPC Wealth Management 8401 West Dodge Road, Suite 256 Omaha, Nebraska 68114	Managing Partner

Bridges Holding Company 8401 West Dodge Road Omaha, Nebraska 68114	Chief Executive Officer, Director

Edson L. Bridges II is currently the Continuity and Research Officer and was previously a  facilitator and a Director of Bridges Investment Management, Inc., as well as being Chairman Emeritus of Bridges Investment Fund, Inc.  Mr. Bridges II is President and a Director of Bridges Investor Services, Inc.  Mr. Bridges II has a principal profession in investment counseling.  During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:
Name and Principal Business Address	Position with Business or Activity

Bridges Investment Counsel, Inc. 8401 West Dodge Road Omaha, Nebraska 68114	President, Chief Compliance Officer, Director

N. P. Dodge Company Real Estate Brokers and Management 8701 West Dodge Road Omaha, Nebraska 68114	Director

Airlite Plastics Company 6110 Abbott Drive Omaha, Nebraska 68110-2805	Director

Bridges Trust Company (f/k/a Provident Trust Company) 256 Durham Plaza 8401 West Dodge Road Omaha, Nebraska 68114	President, Trust Officer, Trust Investment Officer, Chief Compliance Officer and Director (until July 31, 2017)

Store Kraft Manufacturing Company Beatrice, Nebraska 68310	Director

West Omaha Land & Cattle Company 8401 West Dodge Road Omaha, Nebraska 68114	Partner

Midwest Land and Livestock LLC 8401 West Dodge Road, Suite 256 Omaha, Nebraska 69114	Manager

Bridges Holding Company 8401 West Dodge Road Omaha, Nebraska 68114	Co-Chairman

In addition, the following officers and directors are or have been engaged during the last two fiscal years for their own accounts or in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Michael G. App has, since July 31, 2017, served as Executive Vice President and director of BIM, Executive Vice President and director of Bridges Trust, and Vice President and Treasurer of BHC.

Nancy K. Dodge has served as Vice President for BIC, Senior Vice President and Director for BIS, Treasurer and Chief Compliance Officer for the Fund, Vice President for BIM, and Vice President and Trust Officer for Bridges Trust.

Deborah L. Grant has served as Senior Vice President, Portfolio Management and Client Services for BIC, Vice President and Director for BIS, Vice President and Director for BIM, and Vice President and Trust Officer for Bridges Trust.

Brian M. Kirkpatrick has served as Senior Vice President for BIC, Executive Vice President for the Fund, Senior Vice President, Director of Research, Chief Compliance Officer, and Director for BIM, Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, and Trust Investment Officer and Senior Vice President for Bridges Trust.

Mary Ann Mason has served as Senior Vice President Operations and Administration, Corporate Secretary and Treasurer for BIC, Secretary of the Fund, Secretary, Treasurer, and Director for BIS, Vice President, Secretary, and Treasurer for BIM, and Vice President, Secretary and Treasurer for Bridges Trust.

Brian R. Miles has served as Senior Vice President, Secretary and Director for BIM, Executive Vice President, Assistant to the President for BIC, Senior Vice President, Secretary, Chief Compliance Officer, and Director for Bridges Trust, and Vice President and Secretary for BHC.

Douglas R. Plahn serves as Senior Vice President of Finance for BIC, Senior Vice President, CFO and Director for BIM, Partner of Modern Portfolio Consultants Company, d/b/a MPC Wealth Management, Senior Vice President, Trust Officer, and Trust Investment Officer for Bridges Trust, and Senior Vice President and Director of BHC.

Patricia S. Rohloff serves as an analyst for BIC, Vice President for BIM, and Trust Investment Officer and Vice President for Bridges Trust.

 This supplement replaces the Prospectus Supplement dated June 7, 2017.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.

DOCS/1867847.6